                                                                    Exhibit 10.4

                               EMULEX CORPORATION
                       2004 EMPLOYEE STOCK INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

      This Incentive Stock Option Agreement is made and entered into by and between Emulex Corporation, a Delaware corporation ("Company"), and the Employee identified in the "Emulex Corporation Notice of Grant of Stock Option" ("Grant Notice") which is attached hereto ("Optionee"), as of the "Grant Date" set forth in the Grant Notice, with respect to the following facts:

      A. The Company has adopted and the stockholders of the Company have approved the Emulex Corporation 2004 Employee Stock Incentive Plan ("Plan") pursuant to which the Company is authorized to grant stock options to employees of the Company or its subsidiaries;

      B. Optionee has received and reviewed a copy of the Plan; and

      C. Optionee is an employee of the Company or a subsidiary.

      NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

      1. GRANT OF STOCK OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee an incentive stock option ("Option") to purchase from the Company, at the "Option Price Per Share" set forth in the Grant Notice, the "Total Number of Shares" of the Company's authorized and unissued or reacquired shares of common stock set forth in the Grant Notice.

      2. INCENTIVE STOCK OPTION. The Stock Option granted to Optionee pursuant to this Agreement is intended to qualify as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

      3. ADMINISTRATION. The Plan provides that it shall be administered by the Board of Directors of the Company ("Board") or by a committee ("Committee") consisting of not less than two (2) individuals appointed by the Board. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan and this Agreement, to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan and this Agreement, and to make all of the determinations necessary or advisable for administration of the Plan and this Agreement. The interpretation and construction by the Plan Administrator of any provision of this Agreement, shall be final and binding upon all parties. No member of the Plan Administrator shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.

      4. TERM OF STOCK OPTION. Unless earlier exercised pursuant to Section 5 below, the Stock Option shall terminate on, and shall not be exercisable after, the expiration of the earliest of (a) ten (10) years after the Grant Date set forth in the Grant Notice or, if earlier, the Termination Date set forth in the Grant Notice, (b) three (3) months after the date Optionee's employment with the Company and its subsidiaries terminates, if such termination is for any reason other than Disability (as defined in the Plan), death or cause, or (c) the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for cause as determined by the Plan Administrator, in its sole discretion, or (d) one (1) year after the date Optionee's employment with the Company and its subsidiaries terminates, if such termination is a result of death or Disability, or death results within not more than three months of the date on which the Optionee ceases to be an employee. Outstanding Options that are not exercisable at the time Participant's employment with the Company and its subsidiaries terminates for any reason (including upon the Optionholder's death or Disability) shall be forfeited and expire at the close of business on the date of such termination. Notwithstanding (a) above, in the case of a Stock Option granted at a time when Optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a) above, shall not be more than five years after the Grant Date set forth in the Grant Notice.

      5. EXERCISE.

            5.1 EXERCISABILITY. Subject to the terms and conditions of this Agreement, and unless otherwise defined in the Grant Notice, the Stock Option shall become exercisable on a cumulative basis as to 25% of the Total Number of Shares of Common Stock of the Company specified in the Grant Notice one year after the Grant Date specified in the Grant Notice and an additional 6-1/4% of such Total Number of Shares at any time after the end of each consecutive calendar quarter thereafter, if Optionee is still employed by the Company or one of its subsidiaries on such dates, until the Stock Option has become exercisable with respect to the Total Number of Shares of Common Stock of the Company set forth in the Grant Notice. The Stock Option may be exercised by Optionee with respect to any shares of Common Stock of the Company covered by the Stock Option at any time on or after the date on which the Stock Option becomes exercisable with respect to such shares; provided that the other terms of this Agreement, and any terms required by any broker used by the Optionee, are complied with.

            Anything set forth in this Agreement to the contrary notwithstanding, the Stock Option may not be exercised after the time Optionee ceases to be an employee of the Company and its subsidiaries (irrespective of the cause) except to the extent it would have been exercisable by Optionee at such time.

            5.2 NOTICE OF EXERCISE. Optionee shall exercise the Option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price as provided in Subsection 5.3 of this Agreement. The written notice shall set forth the whole number of shares with respect to which the Option is being exercised.

            5.3 PAYMENT OF PURCHASE PRICE. The purchase price for any shares of common stock of the Company with respect to which Optionee exercises this Option shall be paid in full at the time Optionee delivers to the Company the written notice of election to exercise. The purchase price shall be paid in cash, by certified bank check, or, at the discretion of the Plan Administrator, upon such terms and conditions as the Plan Administrator shall approve, either (a) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock, that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "STOCK FOR STOCK EXCHANGE"), provided that any shares of Common Stock used in a Stock for Stock Exchange that have been acquired from the Company have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes); (b) during any period for which the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"); or (c) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. Shares having a Fair Market Value at least equal to the principal amount of the loan shall be pledged as security for payment of the principal amount of any promissory note and interest thereon. Such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. In addition to the purchase price, the optionee shall pay the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or bank check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of (i), (ii) and
(iii). The Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, to the extent permitted by law, credit to Optionee to finance payment of the purchase price on such terms as may be approved by the Plan Administrator. Notwithstanding the forgoing, during any period for which the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(k)) shall be prohibited with respect to any Award under this Plan.

      6. ISSUANCE OF AND RESTRICTIONS ON SHARES. Promptly after the Company's receipt of the written notice of election provided for in Subsection 5.2 above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee (unless such certificates are pledged as security for a promissory note or other loan from the Company), certificates for the whole number of shares with respect to which the Stock Option is being exercised by Optionee. Shares shall be registered in the name of Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal or state governmental body having jurisdiction shall require the Company or Optionee to take any action prior to issuance to Optionee of the shares of Common Stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

      7. FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Stock Option.

      8. RIGHTS AS A STOCKHOLDER. Optionee shall have no rights as a stockholder of the Company with respect to any shares covered by the Stock Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
Section 9 below.

      9. CAPITAL STRUCTURE ADJUSTMENTS. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Stock Option and the purchase price of such shares in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised portion of this Stock Option shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume this Stock Option or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such Stock Options would otherwise be cancelled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise this Stock Option without regard to any restrictions on exercisability. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator the determination of which shall be final, binding, and conclusive, provided that the Stock Option shall not be adjusted in a manner that causes it to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      10. NO TRANSFER OF STOCK OPTION. Optionee may not transfer all or any part of the Stock Option except by will or the laws of descent and distribution, and the Stock Option shall not be exercisable during the lifetime of Optionee by any person other than Optionee.

      11. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants to the Company that he is acquiring the Stock Option and the Common Stock thereto for his own account and not with a view to or for sale in connection with any distribution thereof. Optionee hereby further represents and warrants to, and agrees with, the Company that, if he exercises the Stock Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended, a registration statement covering the shares issuable upon exercise of the Stock Option and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, that Optionee may be required, as a condition of issuance of the shares of Common Stock of the Company covered by the Stock Option, to represent to the Company that the shares issued pursuant to the exercise of the Stock Option are being acquired for investment and without a view to distribution thereof; and that in such case the Company may place a legend on the certificate(s) evidencing the shares of the Common Stock of the Company issued upon exercise of the Stock Option reflecting the fact that the shares were acquired for investment and cannot be sold or transferred unless registered under said Act or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. In addition, the Company may place a legend on the certificates evidencing the shares reflecting the fact that they are subject to restrictions on transfer under the terms of Section 6 hereof.

      12. GENERAL PROVISIONS.

            12.1 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.

            12.2 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

            12.3 NOTICES. Any notice given pursuant to this Agreement may be served personally on the party to be notified or may be mailed, with postage thereon fully prepaid, by certified or registered mail, with return receipt requested, addressed as set forth by the party's signature of this Agreement or at such other address as such party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given, if personally served, or ten (10) business days after mailing, if mailed.

            12.4 FURTHER ACTS. Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

            12.5 SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

            12.6 MODIFICATION AND AMENDMENT. This Agreement may not be modified, extended, renewed or substituted without an amendment or other agreement in writing signed by the parties to this Agreement.

            12.7 NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the exercise of this Option on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition.

11/04